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EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

        In connection with the Annual Report of Sento Corporation (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley J. Cutler, Senior Vice President of Finance and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 17, 2004	/s/ STANLEY J. CUTLER Stanley J. Cutler Senior Vice President of Finance and Secretary

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  EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER